Debt	6 Months Ended
Jun. 30, 2021
Debt Disclosure [Abstract]
Debt Disclosure [Text Block]
Financial Covenants

    The Company’s financing obligation, as amended through June 30, 2021, has a financial covenant with which the Company must comply:
•Consolidated stockholders’ equity (excluding treasury stock and any impairment charges on assets) of no less than $100.0 million.
    The Company’s financing obligation set out above has, among other things, the following restrictive covenants which may restrict its ability to:

•incur additional indebtedness;
•sell the collateral vessel, if applicable;
•make additional investments or acquisitions;
•pay dividends; or
•effect a change of control of the Company.

    In addition, the Company’s financing obligation contains subjective acceleration clauses under which the debt could become due and payable in the event of a material adverse change in the Company’s business.

As of June 30, 2021, the Company was in compliance with the financial covenants of its financing obligation. The Company expects to remain in compliance with the financial covenants of its financing obligation for the next twelve months.

    Interest rates on all of the Company’s secured credit facilities for the six months ended June 30, 2021 ranged from 2.4% to 4.4% per annum. The Company records its interest expense as a component of Financial expense, net on its Condensed Consolidated Statement of Operations. For the six months ended June 30, 2021 and 2020, Financial expense, net consists of:

	Six Months Ended June 30,
(amounts in thousands)	2021	2020
Interest expense	$5,518	$17,663
Amortization of deferred financing costs	652	2,022
Write-off of deferred financing costs	7,028	366
Other	152	145
Financial expense, net	$13,350	$20,196